                            Joint Filer Information

Name of Joint Filer:                    ARCH Venture Fund XI, L.P.

Address of Joint Filer:                 DA32 Life Science Tech Acquisition Corp.
                                        345 Park Avenue South, 12th Floor
                                        New York, NY 10010

Relationship of Joint Filer to
Issuer:                                 10% Owner

Issuer Name and Ticker or Trading
Symbol:                                 DA32 Life Science Tech Acquisition Corp.
                                        [DALS]

Date of Event Requiring Statement:
(Month/Day/Year):                       07/27/2021

Name of Joint Filer:                    ARCH Venture Partners XI, L.P.

Address of Joint Filer:                 DA32 Life Science Tech Acquisition Corp.
                                        345 Park Avenue South, 12th Floor
                                        New York, NY 10010

Relationship of Joint Filer to
Issuer:                                 10% Owner

Issuer Name and Ticker or Trading
Symbol:                                 DA32 Life Science Tech Acquisition Corp.
                                        [DALS]

Date of Event Requiring Statement:
(Month/Day/Year):                       07/27/2021

Name of Joint Filer:                    ARCH Venture Partners XI, LLC

Address of Joint Filer:                 DA32 Life Science Tech Acquisition Corp.
                                        345 Park Avenue South, 12th Floor
                                        New York, NY 10010

Relationship of Joint Filer to
Issuer:                                 10% Owner

Issuer Name and Ticker or Trading
Symbol:                                 DA32 Life Science Tech Acquisition Corp.
                                        [DALS]

Date of Event Requiring Statement:
(Month/Day/Year):                       07/27/2021

Name of Joint Filer:                    Robert Nelsen

Address of Joint Filer:                 DA32 Life Science Tech Acquisition Corp.
                                        345 Park Avenue South, 12th Floor
                                        New York, NY 10010

Relationship of Joint Filer to
Issuer:                                 10% Owner

Issuer Name and Ticker or Trading
Symbol:                                 DA32 Life Science Tech Acquisition Corp.
                                        [DALS]

Date of Event Requiring Statement:
(Month/Day/Year):                       07/27/2021

Name of Joint Filer:                    Kristina Burow

Address of Joint Filer:                 DA32 Life Science Tech Acquisition Corp.
                                        345 Park Avenue South, 12th Floor
                                        New York, NY 10010

Relationship of Joint Filer to
Issuer:                                 10% Owner

Issuer Name and Ticker or Trading
Symbol:                                 DA32 Life Science Tech Acquisition Corp.
                                        [DALS]

Date of Event Requiring Statement:
(Month/Day/Year):                       07/27/2021

Name of Joint Filer:                    Steven Gillis

Address of Joint Filer:                 DA32 Life Science Tech Acquisition Corp.
                                        345 Park Avenue South, 12th Floor
                                        New York, NY 10010

Relationship of Joint Filer to
Issuer:                                 10% Owner

Issuer Name and Ticker or Trading
Symbol:                                 DA32 Life Science Tech Acquisition Corp.
                                        [DALS]

Date of Event Requiring Statement:
(Month/Day/Year):                       07/27/2021